EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 30, 2015, among ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), ASHFORD HOSPITALITY PRIME, INC., a Maryland corporation (the “Parent”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender, and L/C Issuer (the Administrative Agent, the Swing Line Lender, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Credit Agreement dated as of November 19, 2013 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.    The Borrower, the Parent, and certain Subsidiaries of the Parent party hereto (each, a “Loan Party” and collectively, the “Loan Parties”) have requested that Credit Parties modify certain provisions contained in the Credit Agreement, and each Credit Party that is a party hereto has agreed to such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.    Amendment to the Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“AH REHE Investment” means, as of the last day of any fiscal quarter, the ownership of the Parent or its Subsidiaries of the equity interests in AIM Real Estate Hedged Equity (U.S.) Fund, LP. For purposes of covenant compliance, the amount of any AH REHE Investment shall be the value of such investment, determined in accordance with GAAP, as shown on the most recent financial statement of the Consolidated Parties and the Controlled JV Subsidiaries delivered in accordance with Section 6.01 hereof.

“AINC Investment” means, as of the last day of any fiscal quarter, the ownership of the Parent or its Subsidiaries of the publicly traded shares in Ashford, Inc. For purposes of covenant compliance, the amount of any AINC Investment shall be valued at the then current market value, calculated by taking the product of the Ashford, Inc. share price as of the last day of such fiscal quarter and the number of shares owned by Parent and its Subsidiaries as of the last day of such fiscal quarter.

First Amendment to Credit Agreement

“First Amendment Effective Date” means September 30, 2015, the effective date of the First Amendment to Credit Agreement, executed by the Borrower, the Parent, the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain Lenders.

(b)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Unrestricted Cash” in its entirety and replace such definition with the following:

“Unrestricted Cash” means, as of any date of determination, without duplication, (a) all “cash and cash equivalents” (as set forth on the balance sheet of the Parent), (b) the AH REHE Investment, (c) the AINC Investment, (d) cash held by property managers, (e) amounts representing “Restricted Cash,” “Marketable Securities,” and “Due From Third Party Hotel Managers” (each as set forth on the balance sheet of the Parent) of the Parent and its Subsidiaries, including its pro rata share of such amounts of any JV Subsidiaries; provided that, “Unrestricted Cash” shall exclude the items set forth in clauses (b), (c), (d), and (e) above to the extent such items exceed $100,000,000 in the aggregate.

(c)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Change of Control” in its entirety and replace such definition with the following:

“Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d‑3 and 13d‑5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)    The Parent shall cease, directly or indirectly, to Control the Borrower.

(d)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “JV Subsidiary” in its entirety and replace such definition with the following:

“JV Subsidiary” means any entity in which Borrower owns, directly and indirectly, less than 100% of the equity interests, excluding (i) any investment in the securities of any publicly

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traded company constituting less than 5% of the outstanding class of such securities and (ii) with respect to the calculation of the financial covenants set forth in Section 7.11 hereof, the related definitions, and Section 7.03, Ashford, Inc. and AIM Real Estate Hedged Equity (U.S.) Fund, LP.

(e)Section 3.01(e)(ii)(D) of the Credit Agreement is hereby amended by adding the following at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.03    Investments. Make or hold any Investment, other than those which are in the lines of businesses of the Parent, the Borrower and the Guarantors as of the date hereof, or those substantially related or incidental thereto (for the sake of clarity, acquiring and owning retail and/or commercial space acquired as part of an acquisition consisting primarily of assets otherwise permitted to be acquired or held pursuant to this Section 7.03 shall be considered substantially related or incidental to the lines of businesses of the Parent, the Borrower and the Guarantors as of the date hereof), and unless immediately prior to making such Investment, and immediately thereafter and after giving effect thereto, no Default is or would be in existence, subject to the following additional restrictions:
(a)    The Borrower and the Guarantors shall not make or hold:
(i)    Investments in real properties consisting of undeveloped or speculative land (valued at cost for purposes of this clause) with an aggregate value greater than 5% of Total Asset Value;
(ii)    Investments in development properties (valued at cost for purposes of this clause) with an aggregate value greater than 5% of Total Asset Value;
(iii)    Investments in JV Subsidiaries that are not consolidated with Parent under GAAP (valued at cost for purposes of this clause) with an aggregate value greater than 25% of Total Asset Value;
(iv)    Investments in mortgage and mezzanine loans and notes receivables (valued at cost for purposes of this clause) with an aggregate value greater than 10% of Total Asset Value;
(v)    the AH REHE Investment and the AINC Investment with an aggregate value greater than 10% of Total Asset Value; and
(vi)    Investments such that the collective aggregate value of the Investments owned pursuant to items (i) through (v) of this clause (a) at any time exceeds 25% of Total Asset Value.
3.    Amendments to other Loan Documents.

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(a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.    Conditions Precedent. This Amendment shall not be effective unless and until: (a) the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent, and the Required Lenders; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that any of them speak to a different specific date, in which case they shall be true and correct in on and as such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (c) the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; and (d) after giving effect to this Amendment, no Default exists.

5.    Ratifications. Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.    Representations. Each Loan Party represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct except to the extent that any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and (f) no Default exists.

7.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith,

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shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.    RELEASE. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS (AS AMENDED HEREBY) AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

10.    ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.    Parties. This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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EXECUTED as of the date first stated above.

ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP

By:	Ashford Prime OP General Partner LLC, its general partner

By:	/s/ DAVID A. BROOKS Name: David A. Brooks Title: Vice President
ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS Name: David A. Brooks Title: Chief Operating Officer and General Counsel

ASHFORD PRIME OP LIMITED PARTNER LLC
ASHFORD PRIME OP GENERAL PARTNER LLC
ASHFORD HHC III LLC

By:	/s/ DAVID A. BROOKS Name: David A. Brooks Title: Vice President

ASHFORD PRIME TRS CORPORATION

By:	/s/ DERIC S. EUBANKS Name: Deric S. Eubanks Title: President

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BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ SUZANNE E. PICKETT Name: Suzanne E. Pickett Title: Vice President

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BANK OF AMERICA, N.A., as a Lender, the L/C Issuer, and the Swing Line Lender

By:	/s/ SUZANNE E. PICKETT Name: Suzanne E. Pickett Title: Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ JOSEPH A. ASCIOLLA Name: Joseph A. Asciolla Title: Managing Director

By:	/s/ DAVID BOWERS Name: David Bowers Title: Managing Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ MIKHAIL FAYBUSOVICH Name: Mikhail Faybusovich Title: Authorized Signatory

By:	/s/ GREGORY FANTONI Name: Gregory Fantoni Title: Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ ANGELA KARA Name: Angela Kara Title: Assistant Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ EMANUEL MA Name: Emanuel Ma Title: Authorized Signatory

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